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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report:  January 22, 2001
                       (Date of earliest event reported)

                                   TIVO INC.
            (exact name of registrant as specified in its charter)

          Delaware               Commission File:            77-0463167
(State or other jurisdiction        000-27141             (I.R.S. Employer
    of incorporation or             --------              Identification No.)
       organization)

                               2160 Gold Street
                                 P.O. Box 2160
                           Alviso, California 95002
         (Address of Principal executive offices, including zip code)

                                (408) 519-9100
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 8.  CHANGE IN FISCAL YEAR

     On December 12, 2000, the Executive Committee gave authorization to our management to decide whether to change our fiscal reporting year-end from December 31 to January 31. On January 22, 2001 our management made the decision to change our fiscal year-end from December 31 of each year to January 31 of each year.

     We believe that this change in our fiscal year will help align the seasonal patterns of demand in our business with our reporting cycle, and better align the Company's promotional activities with those of our retail, service and network partners.

     We will report information with respect to the one month transition period beginning on January 1, 2001 and ending on January 31, 2001 on our Form 10-K for the year-end January 31, 2001, pursuant to Rule 13a-10.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               TIVO INC.



Date:    January 31, 2001      By:  /s/  David H. Courtney
         ----------------           ----------------------
                                      David H. Courtney
                                      Chief Financial Officer and Sr. Vice
                                      President of Finance and Administration
                                      (Principal Financial and Accounting
                                      Officer)